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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004


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                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                              76-0545043
            --------                                              ----------
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                                     1-13725
                                     -------
                            (Commission File Number)


2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                 85018
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     (address of principal executive offices)                     (zip code)


                                 (602) 952-1200
              (Registrant's telephone number, including area code)

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ITEM 5.02(d)      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS


On August 20, 2004 at the regularly scheduled meeting of the Board of Directors, Mr. Craig W. Stull was nominated and elected by a unanimous vote of the Board of Directors to serve as a Class A Director filling the unexpired term of Preston Zuckerman, which expires at the regular annual shareholders' meeting in the year 2005. Mr. Stull has been named to serve on the audit and compensation committees. Because Mr. Stull was elected to the Board of Directors prior to the August 23, 2004 effectiveness of the revised Form 8-K rules, this Form 8-K is being filed voluntarily.


ITEM 9.01(c)      FINANCIAL STATEMENTS AND EXHIBITS



The following exhibit is filed herewith:


EXHIBIT NUMBER             DESCRIPTION
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99.1     Press release dated September 13, 2004, issued by iLinc Communications,
         Inc. Filed herewith.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ILINC COMMUNICATIONS, INC.


                                       By: /s/ James M. Powers
                                           -------------------------------------
                                           President and Chief Executive Officer
Date:  September 14, 2004